UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2024

ARCADIUM LITHIUM PLC

(Exact name of registrant as specified in its charter)

Bailiwick of Jersey	001-38694	98-1737136
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1818 Market Street, Suite 2550 Philadelphia, PA United States 19103	Suite 12, Gateway Hub Shannon Airport House Shannon, Co. Clare Ireland V14 E370

(Address of principal executive offices, including zip code)

215-299-5900	353-1-6875238

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $1.00 per share	ALTM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on October 9, 2024, Arcadium Lithium plc (the “Company”) entered into a Transaction Agreement (the “Agreement”) with Rio Tinto Western Holdings Limited and Rio Tinto BM Subsidiary Limited. In order to incentivize the Company’s named executive officers to remain employed with the Company through the closing of the transaction contemplated by the Agreement (the “Closing”) and during post-Closing integration, on November 15, 2024, the Compensation Committee of the Board of Directors of the Company approved transaction bonus and retention bonuses to each of Paul Graves, Chief Executive Officer and President, Gilberto Antoniazzi, Chief Financial Officer, Vice President and Treasurer, and Sara Ponessa, General Counsel, Vice President and Secretary, consisting of (1) a transaction bonus of $200,000 each, payable on the Closing and (2) a retention bonus award of $100,000 each, payable on the date that is six-month following the Closing, in each case subject to continued service through the payment date. Each of the transaction and retention bonuses will accelerate and become payable upon the named executive officer’s termination of service by the Company without cause prior to the payment date. Unpaid bonuses will be forfeited upon a resignation of employment, including a resignation for “good reason.”

The foregoing description of the transaction and retention bonus arrangements does not purport to be complete and is qualified in its entirety by reference to the bonus arrangements, a copy of which will be filed as an exhibit to the Company’s annual report on Form 10-K for the fiscal year ending December 31, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARCADIUM LITHIUM PLC

By:	/s/ Gilberto Antoniazzi
Gilberto Antoniazzi
Vice President and Chief Financial Officer

Dated: November 19, 2024